                                                                    EXHIBIT 10.9

                          AGREEMENT AND GENERAL RELEASE

CONSULT WITH A LAWYER BEFORE SIGNING THIS AGREEMENT AND RELEASE. BY SIGNING THIS AGREEMENT, YOU GIVE UP AND WAIVE IMPORTANT LEGAL RIGHTS.

I, Martin Clague, understand and, of my own free will, enter into this AGREEMENT AND GENERAL RELEASE ("AGREEMENT") for the benefit of Unisphere Solutions, Inc. (the "COMPANY") and in consideration of the payments and benefits described herein, agree as follows:

1. My employment with the COMPANY will be terminated on January 31, 2000. I agree to resign from any corporate office, directorship or official position which I hold with the COMPANY or any affiliate or subsidiary of the COMPANY effective January 31, 2000.

2. I will be paid $36,666 a month for 12 months beginning on February 1, 2000, less applicable federal, state, and local withholding and FICA taxes. This payment is in lieu of any separation or severance benefit I may otherwise be eligible to receive from the COMPANY. Upon this Agreement becoming effective pursuant to Paragraph 19 hereof, I will also be paid - $24,338.21 by the COMPANY for reimbursement of business expenses incurred by me prior to January 31, 2000 and for any remaining expense reimbursement due me for the rental of my apartment in Boston. I acknowledge that the payment to me of 24,338.21 fully satisfies any obligation the Company may have to reimburse me for any and all business related expenses and for any remaining apartment rental expenses.

3. Through January 31, 2001, I will be able to continue coverage under the COMPANY's group health plans, which I was receiving at the time of my termination of employment from the COMPANY at the same cost to me as that paid by active executive-level employees. The number of months of the extended group health coverage described in this Paragraph 3 shall be deemed to be part of any continuation of coverage as may be mandated by federal or state law, including such coverage that may be required under the Consolidated Omnibus Reconciliation Act of 1985 and the regulations thereunder.

4. Upon this Agreement becoming effective pursuant to Paragraph 19 hereof, I will be paid a lump sum amount of $183,330 as an annual incentive bonus, for the period of October 1, 1999 through the termination of my employment with the COMPANY, less applicable federal, state, and local withholding and FICA taxes. This payment is in lieu of any annual incentive bonus payments I may otherwise be eligible to receive from the Company,

5. In consideration of my acting as a consultant for the Company for an initial six month period beginning February 1, 2000, under terms and conditions set forth in the Consulting Agreement attached hereto as Attachment A, I will be granted a nonstatutory option award under the COMPANY's 1999 Stock Incentive Plan to purchase 140,000 shares of the Company's common stock, which will completely vest on April 1, 2000, at the exercise price of $5.00 per share, subject to any applicable adjustment to the exercise price that may be made for options granted effective April 1, 1999 and subject to the terms and conditions that are set forth in the Option Award Agreement attached hereto as Attachment B. I acknowledge that this new Option Award Agreement will completely replace and supersede my original Option Award Agreement which had been made effective April 1, 1999, and I agree to return such original option Award Agreement to the COMPANY when I sign this AGREEMENT.

6. I understand that, except as provided in Paragraphs 2, 3, 4, and 5 of this AGREEMENT, after January 31, 2000, I will have no further rights to any other compensation or benefits from the COMPANY or any of its affiliates, including, but not limited to, any rights for payment under any salary, bonus, compensation, milestone, retention or stock option plans of the COMPANY or its affiliates, or vacation, severance, pension, medical, life or other insurance, or any rights for payment under the terms of my Employment Agreement with the COMPANY dated April 1, 1999 ("Employment Agreement").

7. I understand the COMPANY will not be required to provide the payment and benefits set forth in Paragraphs 2, 3, 4 and 5 of this AGREEMENT unless and until I sign this AGREEMENT and this AGREEMENT becomes effective pursuant to Paragraph 19 hereof.

8. I understand that this AGREEMENT does not constitute an admission by the COMPANY of any (a) violation of any


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         statute, law or regulation; (b) breach of contract, actual or implied;
         or (c) commission of any tort.

9. On January 31, 2000, I will promptly return to the COMPANY all property of the COMPANY or of any affiliate or subsidiary of the COMPANY or of Siemens AG which I know is in my possession or custody or under my control. I further agree that I shall not copy or cause to be copied, print out or cause to be printed out any software, programs, documents or other materials originating with or belonging to the COMPANY or any affiliate or subsidiary of the COMPANY or of Siemens AG.

10. In consideration for the payment and benefits set forth in Paragraphs 2, 3, 4, and 5, upon reasonable notice, I will make myself reasonably available to the COMPANY to assist the COMPANY regarding any current or future litigation of matters or claims of which I may have factual knowledge.

11. In consideration for the payment and benefits set forth in Paragraphs 2, 3, 4, and 5 of this AGREEMENT, I do, on behalf of myself, my legal representatives and assigns, agree and promise not to sue and to forever release the COMPANY, its affiliates, parents, subsidiaries, and divisions, Siemens AG and their respective predecessors, successors and assigns and their respective directors, representatives, agents, employees, officers and shareholders (the "Releasees") from all claims, actions and charges of every kind, nature and description, whenever they arose, which may by law be waived including, but not limited to, claims related to my employment or the cessation of my employment as well as any application for re-employment that has been made prior to this date with the COMPANY, and any claim under my Employment Agreement. This release includes but is not limited to any claim, charge or action arising under any federal, state or local discrimination statute, which include, but are not limited to Title VII of the Civil Rights Act of 1964 and 1991, The Age Discrimination in Employment Act, the Rehabilitation Act of 1973, and the Older Workers Benefit Protection Act. This release also includes any other federal, state, county, city or local law, statute, ordinance or regulation including, but not limited to those laws relating to discrimination on the basis of age, sex, race, national origin, religion, or payment of wages, or under any other theory of law or contract, including but not limited to fraud, wrongful termination or intentional infliction of emotional or mental distress, libel or slander. I intend


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         to waive and release any rights I may have under these and other laws, but I do not intend to nor am I waiving any rights or claims that may arise after the date I sign this AGREEMENT.

12. I understand and acknowledge that the payment and benefits set forth under Paragraphs 2, 3, 4 and 5 of this AGREEMENT completely satisfy any obligations which the COMPANY may have towards me under the terms of my Employment Agreement.

13. I acknowledge and agree that nothing in this AGREEMENT shall be deemed to reduce in any way the obligations I have under the Non-Competition and Non-Solicitation Agreement (which I acknowledge remains in effect for two years following my termination of employment with the COMPANY) and the Employee Patent and Secrecy Agreement, both of which were executed in conjunction with my Employment Agreement, or under any other patent and secrecy or confidentiality agreements which apply to me.

14. I agree to strictly maintain the confidentiality of the terms of this AGREEMENT and shall not disclose any information relating thereto to any individual other than my immediate family members, counsel and tax advisor. I agree that I will not have any discussions with any third parties regarding my resignation from the COMPANY or the contents of this AGREEMENT except with respect to bona fide job searching activities. I will refer all questions from the press regarding my resignation from the COMPANY or the contents of this AGREEMENT to the COMPANY. To the extent I make any statements to the press about my resignation they will be consistent with the press release issued by the COMPANY, which I acknowledge I have had a chance to review before it was issued.

15. This AGREEMENT shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

16. The terms and provisions of this AGREEMENT are severable. If one or more provisions or terms of this AGREEMENT shall be ruled unenforceable, the COMPANY may elect to enforce the remainder of this AGREEMENT or cancel it.

17. I understand that this AGREEMENT may not affect the rights and responsibilities of the Equal Employment Opportunity Commission ("Commission") to enforce the Age Discrimination


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         in Employment Act ("ADEA") or be used to justify interfering with the protected right of an employee to file a charge under the ADEA or participate in an investigation or proceeding conducted by the Commission under the ADEA.

18. I was given a copy of this AGREEMENT on January 28, 2000. I have had an opportunity to consult an attorney before signing it and was given a period of at least twenty-one (21) days or until February 18, 2000 to consider this AGREEMENT. I acknowledge that in signing this AGREEMENT I have relied only on the promises written in this AGREEMENT and in my Employment Agreement and not on any other promise made by the COMPANY, Siemens AG, or any affiliate or subsidiary of the COMPANY.

19. I have seven (7) days to revoke this AGREEMENT after I sign it. This AGREEMENT will not become effective or enforceable until ten (10) days after the COMPANY has received my signed copy of this AGREEMENT.

20.      This AGREEMENT may not be modified or changed orally.

21. Any and all disputes, complaints, controversies, claims and grievances (excluding those specifically excepted herein) arising under, out of, in connection with, or in any manner related to this AGREEMENT or the relation of the parties hereunder shall be submitted to final and binding arbitration to be conducted by the American Arbitration Association in accordance with its Rules applicable to these types of disputes, complaints, claims or grievances, by a neutral and impartial arbitrator acceptable to me and the COMPANY. If such an arbitrator has not been selected by me and the COMPANY within 60 days after AAA first provides a list of eligible arbitrators, or within thirty days after the occurrence of a vacancy, a neutral and impartial arbitrator shall be selected and appointed by the American Arbitration Association, in accordance with its Rules. Unless otherwise required under applicable law, the arbitration proceedings shall be conducted in the city where the principal place of business of the COMPANY is situated at the date of this AGREEMENT or a city mutually agreed to by the parties, and the procedural rules of the place of arbitration shall apply. Arbitration proceedings hereunder may be commenced by written notice from either party hereto to the other party. Such proceedings and evidence shall be confidential. The arbitrator shall have the power and the authority to make such decisions and awards as he shall deem appropriate, including granting compensatory damages and costs to the


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         prevailing party (including fees of the arbitrator, but excluding punitive, exemplary, consequential or special damages, and attorneys'
         fees), and the granting or issuance of such mandatory directions, prohibitions, orders, restraints and other injunctions (other than any of the foregoing that would reestablish the employment relationship formerly existing between the COMPANY and myself) that he may deem necessary or advisable directed to or against any of the parties, including a direction or order requiring specific performance of any covenant, agreement or provision of this AGREEMENT as a result of a breach or threatened breach thereof. The cost of such arbitration shall be borne equally by the parties except that each party shall bear its own cost of attorneys' fees and expenses. Any decision and award of the arbitrator shall be final, binding and conclusive upon all of the parties hereto and said decision and award may be entered as a final judgment in any court of competent jurisdiction. It is expressly agreed that arbitration as provided herein shall be the exclusive means for determination of all matters as above provided and neither of the parties hereto shall institute any action or proceeding in any court of law or equity, state or federal, other than respecting enforcement of the arbitrator's award hereunder. The foregoing sentence shall be a bona fide defense in any action or proceeding instituted contrary to this AGREEMENT. Notwithstanding the foregoing, nothing contained herein shall prevent or restrain in any manner the COMPANY from instituting an action or claim in court, or such other forum as may be appropriate to enforce the terms of any employee patent and secrecy agreement, (or similar agreement relating to the COMPANY's confidential or proprietary business information or trade secrets) to protect the COMPANY's patent, copyright, trademark, trade name or trade dress rights, to redress claims or product disparagement or trade libel, or to protect the COMPANY's reasonable business expectations or relations with third parties, or to enforce the terms of any non-competition agreement. To the extent this paragraph sets forth different procedures, or remedies, or provides the arbitrator different powers than are set forth in the Rules of the American Arbitration Association, the terms of this paragraph shall take precedence.

22. All notices under this AGREEMENT shall be in writing and mailed via the addresses to the attention of E. Robert Lupone, Secretary of Unisphere Solutions, Inc., at 200


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         Wheeler Road, Burlington, Massachusetts 01803 and to Martin Clague at
         Five Onondaga Street, Rye, New York, 10580.

I have read this AGREEMENT, and I understand all of its terms. I enter into and sign the AGREEMENT knowingly and voluntarily with full knowledge of what it means.

Unisphere Solutions Inc.                     Martin Clague

BY: /s/ E. Robert Lupone                     /s/ Martin Clague
    -----------------------                  ---------------------

NAME:   E. Robert Lupone

TITLE:  Secretary

Dated:     January 27, 2000                  Dated:         January 28, 2000

State OF                            )
                                      :ss
COUNTY OF                           )

On this 28th day of January, 2000 before me personally came Martin Clague to me known and known to be the individual described in and who executed the foregoing AGREEMENT AND GENERAL RELEASE and duly acknowledged to me that he executed the same.


/S/ Robert T. Tucker                                  [ROBERT T. TUCKER
--------------------------------               Notary Public, State of New York
Notary Public                                           No. 02TU5009681
                                               Qualified in Westchester County
                                              Commission Expires March 15, 2001]





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                                  ATTACHMENT A

                              CONSULTING AGREEMENT



This Consulting Agreement ("Agreement") made and entered into this 1st day of February, 2000, by and between Unisphere Solutions Inc., a Delaware corporation with its principal place of business at 200 Wheeler Road, Burlington, Massachusetts 01803 (the "Company"), and Martin Clague, residing at Five Onondaga Street, Rye, New York 10580 (the "Consultant").

               Whereas the Company and the Consultant mutually wish to enter into a Consulting Agreement, they do mutually agree as follows:

         1. SERVICES.

               The Consultant shall provide general advisory services to the Company and its subsidiaries as may be requested from time to time by the Company during the term of this Agreement, subject, however, to the Consultant approving and consenting to the scope and timeframe of such services, which approval and consent shall not be unreasonably withheld by the Consultant,

         2. TERM.

               This Agreement shall commence on February 1, 2000 and shall continue until August 1, 2000. The term of this Agreement shall be renewable for successive six-month terms upon the mutual written consent of both parties. Either party can terminate this Consulting Agreement upon at least 20 days prior written notice to the other party if there is a material breach of the terms of the Consulting Agreement or of the General Agreement and Release between the Company and the Consultant dated January 28, 2000 and the other party is given at least 20 days from the date of the notice to cure such breach.

         3. FEE.

               As consideration for the Consultant's providing consulting services to the Company under this Agreement, Consultant shall be granted a nonstatutory option award by the Company under the Company's 1999 Stock Incentive Plan to purchase 140,000 shares of the Company's common stock which will completely vest on April 1, 2000, at an exercise price of $5.00 per share, and subject to the terms and conditions of the attached Option Award Agreement.

         4. REIMBURSEMENT.

               The Company will reimburse the Consultant for all reasonable out-of-pocket expenses incurred in rendering the consulting services requested by the Company under this Agreement, such as travel, telephone and lodging, which have been approved in advance by the Company in accordance with the Company's policies.

         5. CONFIDENTIALITY.

               Any records, documents, business plans, data, drawings, equipment or other property produced, prepared or furnished to the Consultant in connection with his providing consulting services to the Company or its subsidiaries under this Agreement, shall be and remain the property of the Company. Such property shall be used by the Consultant exclusively in connection with this Agreement, shall be properly maintained by the Consultant and returned to the Company by the Consultant at the termination of this Agreement, or earlier if the Company shall so request. Consultant agrees that the Company shall have sole ownership and title to and all rights and interests in all documents, memoranda or other work products prepared, procured, produced or worked on by the Consultant in the course of providing services to the Company under this Agreement (collectively "Work Product"). Further, the Consultant's Work Product and any data, technical information or other above-mentioned property of the Company or its subsidiaries shall be held in confidence by the Consultant and shall not be reproduced or disclosed to others without the Company's prior written consent, except such information which:

               (i) is already known to the Consultant through sources other than his employment with the Company and which the Consultant had in his possession in writing or physical embodiment prior to the disclosure; or

               (ii) is lawfully received by the Consultant in the normal course of business without


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
                           obligation of confidentiality from a third party; or

               (iii) is approved for release or publication by written authorization from the Company; or

               (iv) is in the public domain other than as a result of a wrongful act of the Consultant.

         6. RELATIONSHIPS OF THE PARTIES.

                  (a) REPRESENTATION. Except as set forth in Section 1 of this Agreement, in no event shall the services rendered by the Consultant under this Agreement be construed as permitting representation of the Company by the Consultant. Consultant shall have no power to bind the Company, its subsidiaries or affiliates in any contract or agreement, whether written or oral, with any third party or to represent that he has such power without the express written consent of the Company.

                  (b) INDEPENDENT CONTRACTOR. Consultant is an independent contractor and is not an employee, agent, partner, officer or director of the Company or its subsidiaries for any purpose whatsoever. Consultant acknowledges that during the term of this Agreement that he is not entitled to coverage under any employee benefit plan of the Company or its affiliates, except for health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, and that he is not entitled to coverage under any Worker's Compensation Act.

                           Consultant shall make any required filings with the
local, state, and federal taxing authorities, including income tax and social security tax payments arising out of this Agreement.

         7. OTHER AGREEMENTS BETWEEN THE PARTIES.

               Consultant acknowledges and agrees that nothing in this Agreement shall be deemed to reduce in any way the obligations the Consultant has under the Agreement and General Release between the Company and the Consultant dated January 28, 2000, the option Award Agreement dated January 28, 2000, the Non-Competition and Non-Solicitation Agreement (which Consultant acknowledges remains in effect until February 1, 2002) and the Employee Patent and Secrecy Agreement, both of which were executed in conjunction with the Consultant's Employment Agreement with the Company dated April 1, 1999, or under any other patent and secrecy or confidentiality agreements that apply to the Consultant.

         8. DISPUTES.

                  Any and all disputes, complaints, controversies, claims and grievances arising under, out of, in connection with, or in any matter related to this Agreement or the relation of the parties hereunder shall be submitted to final and binding arbitration to be conducted by the American Arbitration Association in accordance with its Rules applicable to these types of disputes, complaints, controversies, claims and grievances by a neutral and impartial arbitrator acceptable to the Consultant and the Company. If such an arbitrator has not been selected by the Consultant and the Company within 60 days after AAA first provides a list of eligible arbitrators, or within thirty days after the occurrence of a vacancy, a neutral and impartial arbitrator shall be selected and appointed by the American Arbitration Association in accordance with its Rules. Unless otherwise required under applicable law, the arbitration proceedings shall be conducted in the city where the principal place of business of the Company is situated at the date of this Agreement or a city mutually agreed to by the parties, and the procedural rules of the place of arbitration shall apply. Arbitration proceedings hereunder may be commenced by written notice from either party hereto to the other party. Such proceedings and evidence shall be confidential. The arbitrator shall have the power and the authority to make such decisions and awards as he shall deem appropriate, including granting compensatory damages and costs to the prevailing party (including fees of the arbitrator, but excluding punitive, exemplary, consequential or special damages, and attorneys fees), and the granting or issuance of such mandatory directions, prohibitions, orders, restraints and other injunctions (other than any of the foregoing that would reestablish the employment relationship formerly existing between the Consultant and the Company) that he may deem necessary or advisable directed to or against any of the parties, including a direction or order requiring specific performance of any covenant, agreement or provision of this Agreement as a result of a breach or threatened breach thereof. The cost of such arbitration shall be borne equally by the parties except that each party shall bear its own cost of attorneys fees and expenses. Any decision and award of the arbitrator shall be final, binding and conclusive upon all of the parties hereto and said decision and award may be entered as a final judgment in any court of competent jurisdiction. It is expressly agreed that arbitration as provided herein shall be the exclusive means for determination of all matters as above provided and neither of the parties hereto shall institute any action or proceeding in any court of law or equity, state or federal, other than respecting enforcement of the arbitrator's award hereunder. The foregoing sentence shall be a bona fide defense in any action or proceeding instituted contrary to this AGREEMENT. Notwithstanding the foregoing, nothing contained herein shall prevent or restrain in any manner the COMPANY from instituting an action or claim in any court, or such other forum as may be appropriate to enforce the terms of any employee patent and secrecy agreement, (or similar agreement relating to the COMPANY's confidential or proprietary business information or trade secrets) to protect the COMPANY's proprietary or confidential business information or trade secrets, to enforce or protect the COMPANY's patent, copyright, trademark, trade name or trade dress rights, to redress claims or product disparagement or trade libel, or to protect the COMPANY's reasonable business expectations or relations with third parties, or to enforce the terms of any non-competition agreement. To the extent this paragraph sets forth different procedures, or remedies, or provides the arbitrator different powers than are set forth in the Rules of the American Arbitration Association, the terms of this paragraph shall take precedence.

         9. AMENDMENTS.

                  No amendments to this Agreement shall be valid, unless in writing and signed by all the parties hereto. Further, the terms and conditions set forth in the Agreement constitute the entire agreement between the parties and there are no other agreements or understandings relating to the subject matter hereof.

         10. ASSIGNMENT.

                  Neither party may transfer or assign this Agreement or its rights hereunder without the prior written consent of the other, except that the Company may assign this Agreement without the prior written consent of the Consultant to one of its affiliated companies. Any transfer or assignment in violation of this Agreement shall be void.

         11. NOTICES.

                  All notices hereunder shall be in writing and mailed via the addresses to the attention of E. Robert Lupone, Secretary of Unisphere Solutions, Inc., at 200 Wheeler Road, Burlington, Massachusetts 01803 and to Martin Clague at Five Onondaga Street, Rye, New York, 10580.

         12. GOVERNING LAW.

               This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

         13. SEVERABILITY.

               In case one or more of the provisions in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement and any application thereof shall not in any way be affected or impaired thereof.

               IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

Martin Clague                                UNISPHERE SOLUTIONS, INC.


/s/ MARTIN CLAGUE                            BY:    /S/ E. ROBERT LUPONE
-----------------------------                       ----------------------------

                                             NAME:  E. Robert Lupone

                                             TITLE: Secretary

DATED:       January 28, 2000                DATED: January 27, 2000

                                  ATTACHMENT B

                            UNISPHERE SOLUTIONS, INC.
                            1999 STOCK INCENTIVE PLAN

                             OPTION AWARD AGREEMENT

               AGREEMENT by and between Unisphere Solutions, Inc., a Delaware corporation (the "Company") and Martin C. Clague (the "Optionee"), dated as of the 31st day of January, 2000.

               WHEREAS, the Company maintains the Unisphere Solutions, Inc. 1999 Stock Incentive Plan (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

               WHEREAS, the Optionee is a consultant to the Company and its subsidiaries and was formerly President, Chief Executive Officer and a Director of the Company;

               WHEREAS, the Optionee was originally awarded an Option pursuant to an Option Award Agreement effective April 1, 1999 (the "Original Option Award Agreement"); and

               WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to replace in its entirety the Original Option Award Agreement to grant a stock option to the Optionee subject to the terms and conditions set forth below.

               NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

               1. GRANT OF STOCK OPTION.

               The Company hereby grants the Optionee an option (the "Option") to purchase 140,000 shares of Common Stock, subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

               The Option is not intended to be and shall not be qualified as an "incentive stock option" under Section 422 of the Code.

               2. EXERCISE PRICE.

               The exercise price per share of Common Stock shall be $5.00, subject to any applicable adjustment to the exercise price that may be made for options granted effective April 1, 1999.

               3. INITIAL EXERCISABILITY.

               Subject to paragraph 5 below, the Option, to the extent that there has been no termination of the Optionee's service as a consultant and the Option has not otherwise expired or been forfeited, shall first become exercisable as to 100% of the original number of shares of Common Stock on April 1, 2000.

               4. EXERCISABILITY UPON AND AFTER TERMINATION OF OPTIONEE.

               (a) If the Optionee's service with the Company and its subsidiaries as a consultant is terminated other than by termination by the Company (or a subsidiary) for Cause (as defined below), or termination by reason of death, or Disability (as defined below), no exercise of the Option may occur after the expiration of the six-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under paragraph 5 below.

               (b) If the Optionee's service with the Company and its subsidiaries as a consultant terminates due to the death or Disability of the Optionee, the Option may be exercised until the earlier of (i) one year from the date of termination of service of the Optionee as a consultant, or
                    (ii) the date on which the term of the Option expires as provided under paragraph 5 below.

               (c) If the Optionee commences or continues service as a director of the Company or one of its subsidiaries upon termination of his services as a consultant, such continued service shall, if the Committee in its discretion so consents, be treated as continued service by Optionee as a consultant hereunder.

               (d) Notwithstanding any other provision of this Agreement, (i) if the Optionee's service as a consultant is terminated by the Company or a subsidiary thereof for Cause, or (ii) if the Optionee violates any non-competition, non-solicitation, non-interference, intellectual property, patent-and-secrecy or confidentiality provisions, or any other restrictive covenants, of any employment contract or other agreement between the Optionee and the Company or its affiliates, then the Option, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

               (e) Notwithstanding any other provision of this Agreement, no Option (or portion thereof) which had not become exercisable at the time of cessation of Optionee's service as a consultant shall ever be or become exercisable. No provision of this paragraph 4 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of Optionee's service as a consultant.

               (f) For purposes hereof, "Cause" shall mean, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect,
                    (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its subsidiaries or its affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or its subsidiaries, or any affiliate thereof, (iv) fraud, misappropriation or embezzlement, (v) a material breach of the Optionee's consulting agreement with the Company or its subsidiaries or its affiliates, (vi) a breach of any non-competition, non-solicitation, non-interference, intellectual property, patent-and-secrecy provisions, or any other restrictive covenants, or any employment contract or other agreement between the Optionee or the Company or its affiliates, or
                    (vii) any illegal act detrimental to the Company or its subsidiaries or its affiliates.

               (g) For purposes hereof, "Disability" shall mean a disability which renders the Optionee incapable of performing all of his or her material duties as a consultant for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.

               5. TERM.

               Unless earlier forfeited, the Option shall, notwithstanding any other provision of this Agreement, expire in its entirety upon the tenth anniversary of the date hereof. The Option shall also expire and be forfeited at such times and in such circumstances as otherwise provided hereunder or under the Plan.

               6. RESTRICTIONS ON TRANSFER.

               (a) During the period commencing on the date of exercise of the Option or any part thereof and ending on the first day on which there occurs an initial public offering of the Common Stock under the Securities Act, the Optionee shall not, voluntarily or involuntarily, sell, transfer, pledge, anticipate, alienate, encumber or assign any of the shares of Common Stock issued upon exercise of the Option (the "Optioned Shares") (except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death), nor may any Optioned Shares be attached or garnished. Any stock certificates issued in respect of Optional Shares shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the application of this
                    Section 6 (as provided under Section 6(c)), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the legal representative of the Participant's estate or such other person who then owns the Optioned Shares, as applicable. In the event that the Board waives or otherwise modifies the restriction on transfer contained in this Section 6(a), the Board, as permitted by
                    Section 8(g) of the Plan, hereby reserves the right to impose rights of first refusal with respect to any transfer of shares of Common Stock issued upon exercise of the Option, with such rights of first refusal to be on such terms and conditions as the Board may later specify.

               (b) The following transactions shall be exempt from the provisions of this paragraph 6:

                    (i) any transfer of shares of Common Stock to or for the benefit of any spouse, child or grandchild of the Optionee, or to a trust for their benefit;

                    (ii) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act; and

                    (iii) (A) any transaction with a party to an Acquisition Event where such party's participation in the Acquisition Event is approved by the Board or by Siemens AG and (B) a transaction specifically approved by the Board or by Siemens AG;

                    provided, however, that in the case of a transfer pursuant to clause (i) above, such shares of Common Stock shall remain subject to the restrictions set forth in this paragraph 6 and such transferee shall, as a condition of such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this paragraph 6.

               (c) The provisions of this paragraph 6 shall terminate upon the closing of an initial public offering of shares of Common Stock under the Securities Act.

               (d) The Company shall not be required (i) to transfer on its books any of the shares of Common Stock which shall have been sold or transferred in violation of any of the provisions set forth in this paragraph 6, or (ii) to treat as the owner of such shares of Common Stock or to pay dividends to any transferee to whom such shares of Common Stock shall have been so sold or transferred.

         7. MISCELLANEOUS.

               (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (b) The Committee may interpret this Agreement, with such interpretations to be accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons. If at any time there is no Committee appointed for purposes of the Plan, then, for such times, all references in this Agreement to the "Committee" shall mean the Board.

               (c) All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 7(c).

               (d) The failure of the Optionee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Optionee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

               (e) The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with an Optionee free from any liability or claim under this Agreement.

               (f) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

               (g) This Agreement supersedes in its entirety the Original Option Award Agreement entered into between the Company and Optionee effective as of April 1, 1999. The Original Option Award Agreement is terminated and all Options awarded thereunder shall be forfeited by Optionee.

               IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the day and year first above written.

                                             UNISPHERE SOLUTIONS, INC.

                                             By:   /S/ E. ROBERT LUPONE

                                             Name:     E. Robert Lupone

                                             Title:    Secretary


                                             /S/ MARTIN CLAGUE
                                             -----------------------------------
                                             Optionee's Signature

                            UNISPHERE SOLUTIONS, INC.

                            1999 STOCK INCENTIVE PLAN

                             OPTION AWARD AGREEMENT

               AGREEMENT by and between Unisphere Solutions, Inc., a Delaware corporation (the "Company") and Martin C. Clague (the "Optionee"), dated as of the 9th day of July, 1999.

               WHEREAS, the Company maintains the Unisphere Solutions, Inc. 1999 Stock Incentive Plan (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

               WHEREAS, the Optionee is a director of the Company or a subsidiary thereof, and

               WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant a stock option to the Optionee subject to the terms and conditions set forth below.

               NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

               1. GRANT OF STOCK OPTION.

               The Company hereby grants the Optionee an option (the "Option") to purchase 80,000 shares of Common Stock, subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

               The Option shall be an "Incentive stock option" under Section 422 of the Code.

               2. EXERCISE PRICE.

               The exercise price per share of common Stock shall be $5.00.

               3. INITIAL EXERCISABILITY.

               Subject to paragraph 5 below, the Option, to the extent that there has been no termination of the Optionee's service and the Option has not otherwise expired or been forfeited, shall first become exercisable (i) as to 25% of the original number of shares of Common Stock on April 1, 2000, and (ii) as to an additional 6.25% of the original number of shares of Common Stock at the end of each successive full three-month period following April 1, 2000 (until April 1, 2003).

               4. EXERCISABILITY UPON AND AFTER TERMINATION OF OPTIONEE.

               (a) If the Optionee's service with the Company and its subsidiaries is terminated other than by termination by the Company (or a subsidiary) for Cause (as defined below), or termination by reason of death, Retirement (as defined below) or Disability (as defined below), no exercise of the Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under paragraph 5 below.

               (b) If the Optionee's service with the Company and its subsidiaries terminates due to the death, Retirement or Disability of the Optionee, the Option may be exercised until the earlier of (i) one year from the date of termination of service of the Optionee, or (ii) the date on which the term of the Option expires as provided under paragraph 5 below.

               (c) If the Optionee commences or continues service as a director or consultant of the Company or one of its subsidiaries upon termination of employment, such continued service shall, if the Committee in its discretion so consents, be treated as continued employment hereunder.

               (d) Notwithstanding any other provision of this Agreement (i) if the Optionee's service is terminated by the Company or a subsidiary thereof for Cause, or (ii) if the Optionee violates any non-competition, non-solicitation, non-interference, intellectual property, patent-and-secrecy or confidentiality provisions, or any other restrictive covenants, of any employment contract or other agreement between the Optionee and the Company or its affiliates, then the Option, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

               (e) Notwithstanding any other provision of this Agreement, no Option (or portion thereof) which had not become exercisable at the time of cessation of employment shall ever be or become exercisable. No provision of this paragraph 4 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment

               (f) For purposes hereof, "Cause" shall mean, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect,
                    (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its subsidiaries or its affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or its subsidiaries, or any affiliate thereof, (iv) fraud, misappropriation or embezzlement, (v) a material breach of the Optionee's employment agreement (if any) with the Company or its subsidiaries or its affiliates, (vi) a breach of any non-competition, non-solicitation, non-interference, intellectual property, patent-and-secrecy provisions, or any other restrictive covenants, or any employment contract or other agreement between the Optionee or the Company or its affiliates, or (vii) any illegal act detrimental to the Company or its subsidiaries or its affiliates.

               (g) For purposes hereof, "Disability" shall mean a disability which renders the Optionee incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.

               (h) For purposes here, "Retirement" shall mean the termination (other than for Cause) of employment (or other termination of service, in the case of a director) of an Optionee on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company and or its subsidiaries, or otherwise with the consent of the Committee.

               5. TERM.

               Unless earlier forfeited, the Option shall, notwithstanding any other provision of this Agreement, expire in its entirety upon the tenth anniversary of the date hereof. The Option shall also expire and be forfeited at such times and in such circumstances as otherwise provided hereunder or under the Plan.

               6. RESTRICTIONS ON TRANSFER.

               (a) During the period commencing on the date of exercise of the Option or any part thereof and ending on the first day on which there occurs an initial public offering of the Common Stock under the Securities Act, the Optionee shall not, voluntarily or involuntarily, sell, transfer, pledge, anticipate, alienate, encumber or assign any of the shares of Common Stock issued upon exercise of the Option (the "Optioned Shares")

                    (except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death), nor may any Optioned Shares be attached or garnished. Any stock certificates issued in respect of Optional Shares shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the application of this Section 6 (as provided under Section 6(c)), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the legal representative of the Participant's estate or such other person who then owns the Optioned Shares, as applicable. In the event that the Board waives or otherwise modifies the restriction on transfer contained in this Section 6(a), the Board, as permitted by Section 8(g) of the Plan, hereby reserves the right to impose rights of first refusal with respect to any transfer of shares of Common Stock issued upon exercise of the Option, with such rights of first refusal to be on such terms and conditions as the Board may later specify.

               (b) The following transactions shall be exempt from the provisions of this paragraph 6:

                    (i) any transfer of shares of Common Stock to or for the benefit of any spouse, child or grandchild of the Optionee, or to a trust for their benefit;

                    (ii) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act; and

                    (iii) (A) any transaction with a party to an Acquisition Event where such party's participation in the Acquisition Event is approved by the Board or by Siemens AG and (B) a transaction specifically approved by the Board or by Siemens AG, provided, however, that in the case of a transfer pursuant to clause (i) above, such shares of Common Stock shall remain subject to the restrictions set forth in this paragraph 6 and such transferee shall, as a condition of such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this paragraph 6.

               (c) The provisions of this paragraph 6 shall terminate upon the closing of an initial public offering of shares of Common Stock under the Securities Act.

               (d) The Company shall not be required (i) to transfer on its books any of the shares of Common Stock which shall have been sold or transferred in violation of any of the provisions set forth in this paragraph 6, or (ii) to treat as the owner of such shares of Common Stock or to pay dividends to any transferee to whom such shares of Common Stock shall have been so sold or transferred.

7.             MISCELLANEOUS.

               (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (b) The Committee may interpret this Agreement. with such interpretations to be accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons. If at any time there is no Committee appointed for purposes of the Plan, then, for such times, all references in this Agreement to the "Committee" shall mean the Board.

               (c) If shares of Common Stock acquired upon exercise of the Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by the Optionee or, if applicable, a permitted successor of the Optionee, prior to the expiration of either two years from the date of grant of the Option or one year from the transfer of shares of Common Stock to the Optionee pursuant to the exercise of the Option, or in any other, disqualifying disposition within the meaning of Section 422 of the Code, the Optionee or such successor, as applicable, shall notify the Company in writing as soon as practicable (and in no event more than five days) thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

               (d) All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board, and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 7(d).

               (e) The failure of the Optionee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Optionee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

               (f) The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with an Optionee free from any liability or claim under this Agreement.

               (g) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

               IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the day and year first above written.

                                             UNISPHERE SOLUTIONS, INC.

                                             By:   /S/ ROLAND KOCH
                                                  -----------------------------
                                             Name:     Roland Koch

                                             Title:    Chairman of the Board of
                                                         Directors


                                             /S/ MARTIN CLAGUE
                                             -----------------------------
                                             Optionee's Signature